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                                  EXHIBIT 24
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                             POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Gerald Albert, Michael J. Hegarty and Marvin D. Genzer, and each of them, with full power of substitution, the undersigned's true and lawful attorneys and agents to execute in his name and on his behalf, in any and all capabilities, the Annual Report on Form 10-K of EDO Corporation (the "Company"), a New York corporation, for the fiscal year ended December 31, 1993, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Company to comply with the annual reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission; and the undersigned hereby ratifies and confirms as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has subscribed his signature this 18 day of March, 1994.

                                               Gerald Albert
                                               Frank A. Fariello
                                               Marvin D. Genzer
                                               Kenneth A. Paladino
                                               Alfred Brittain III
                                               Joseph F. Engelberger
                                               Robert M. Hanisee
                                               Robert A. Lapetina
                                               John H. Meyn
                                               Richard Rachals
                                               Ralph O. Romaine
                                               William R. Ryan